Loans Receivables, Net	12 Months Ended
Dec. 31, 2018
Receivables [Abstract]
Loans Receivable, Net

3. Loans receivable, net

Loans receivable consist of the following:

	As of December 31,
	2017	2018
	US$’000	US$’000
Personal loans	726	8,981
Allowance for loan losses
Individually assessed	(98)	(114)
Collectively assessed	(1)	(440)
Allowance for loan losses	(99)	(554)
Loans receivable, net	627	8,427

This balance represents loans related to the micro-credit lending business of the Group. These loans are primarily micro loans made to individual customers with an original term up to three years and do not have collateral. The interest rates of these loans ranged between 15.6%~17.9%, 15.6%~17.9% and 15%~36% for the years ended December 31, 2016, 2017 and 2018, respectively. Allowance on loan losses are estimated on a quarterly basis or more often as necessary based on the historical rate of defaults, the aging of the existing receivables and other relevant factors.

The Group did not sell any loans receivable during the years ended December 31, 2017 and 2018.

The activity in the allowance for loan losses for the years ended December 31, 2017 and 2018 consisted of the following:

	For the year ended December 31,
	2017	2018
	US$’000	US$’000
Beginning balance	112	99
Provisions	—	455
Release of allowance related to loans receivable sold or expired	(13)	—
Ending balance	99	554

The following table represents the aging of loans as of December 31, 2017 and 2018 (US$’000):

	1- 89 days past due	90- 179 days past due	180- 365 days past due	Over 1 year past due	Total past due	Current	Total loans
December 31, 2017	42	23	150	13	228	498	726
December 31, 2018	40	2	12	185	239	8,742	8,981

Loans receivable amounting to US$186 thousand and US$199 thousand as of December 31, 2017 and 2018, respectively, were in non-accrual status. No loan receivable that has been past due for more than 90 days has interest income being accrued.